                                                                    EXHIBIT 99.1

THE MONY GROUP INC.

ANNUAL INVESTMENT COMMUNITY MEETING

"BLUEPRINT FOR SUCCESS"

                                                                  MARCH 19, 2001






[MONY LOGO]

FORWARD LOOKING STATEMENTS
--------------------------------------------------------------------------------

These presentations contain "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including all statements relating to MONY's expected results for 2001. There are a number of uncertainties and risks that could cause actual results to differ materially from our expectations, including those described in the company's filings with the Securities and Exchange Commission. Among other things, venture capital gains or losses could differ from our assumptions because of further changes in equity values; movements in the equity markets could affect our investment results, the fees we earn from assets under management and the demand for our variable products; and actual death claims experience could differ from our mortality assumptions. The company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

[MONY LOGO]

                                 MICHAEL I. ROTH
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
--------------------------------------------------------------------------------

DISCUSSION AGENDA
--------------------------------------------------------------------------------

-    Overview of The MONY Group and Industry Environment

-    Trends and Specific Initiatives in Major Business Units

-    2001 Financial Outlook

[MONY LOGO]

2000 FINANCIAL REPORT CARD
--------------------------------------------------------------------------------

-    Revenue growth

     -    10% Increase in Accumulation Assets Raised

     -    37% Growth in Life Sales

     -    Expanded Distribution Channels

-    Capital Management

     -    Share Repurchase / Debt Refinance

     -    Deployment of Capital in Acquisitions

-    Operating EPS

     -    $2.46 per share compared to $2.12 in 1999, 18% increase

-    Increased Book Value

     -    Harvested Venture Capital Gains

     -    Ongoing Gains from Sale of Real Estate


[MONY LOGO]

INCREASING BOOK VALUE
--------------------------------------------------------------------------------

-    Growing book value equals building shareholder value

-    Strengthened capital position increases financial flexibility



[BAR CHART]

                       GROWTH = 23%

                1998     1999     2000
Book Value     33.94    38.79    41.65

                                                                     $ PER SHARE

[MONY LOGO]

VISION FOR THE FUTURE
--------------------------------------------------------------------------------

-    Business Objective: Differentiate Ourselves Through The Advice-Based Model

-    Corporate Strategy

     -    Improving Operating Efficiencies

     -    Effective Deployment of Capital

     -    Organic Growth

-    Growth in ROE by the end of 2003


[MONY LOGO]

THE MONY WAY
--------------------------------------------------------------------------------

                                                       SOLUTIONS
                                                       ------------------------
                              CHANNELS                 Asset Management
                              ---------------------
                              MONY Career              ------------------------
                              Agency System            Brokerage
CORE CUSTOMERS                (2,450)                  ------------------------
--------------------------    ---------------------    Custodial*
Pre-Retirees                  Advest
                              Financial Advisors*      ------------------------
--------------------------    (500)                    Estate Planning
Small                         ---------------------    ------------------------
Business                      Brokerage                Fixed Income/
Owners                        General Agencies         Equity Sales and Trading
                          ==> (230)                ==> ------------------------
-------------------------     --------------------     Investment Banking
Family                        Accountants/CPAS         and M&A Advisory*
Builders                      (380)                    ------------------------
-------------------------                              Mutual Funds
Mid-Size                                               ------------------------
Corporations                  ---------------------    Term Life Insurance
-------------------------     Brokers-Dealers          ------------------------
Institutional                 (470)                    Trust and Advisory*
Clients*                      ---------------------    ------------------------
-------------------------     COLI                     Variable Annuities
                              Brokers                  ------------------------
                              (65)                     Variable Universal
                              ---------------------    Life Insurance
                                                       ------------------------
                                                       Whole Life Insurance
                                                       ------------------------





[MONY LOGO]

KEY ISSUES FACING MONY
--------------------------------------------------------------------------------

-    Challenging Economic Environment

-    Convergence in Financial Services

-    Changing Regulatory/Tax Regime

[MONY LOGO]

FINANCIAL IMPACT ON MONY
--------------------------------------------------------------------------------

- Stock Market Depreciation has Negative Impact on Revenue From Fee Based Accumulation and Retail Brokerage Business

-    Stock Market Negatively Impacts Sales of Equity Related Products

- All Income from Venture Capital Expected to be Earned in Last Three Quarters of 2001

-    Reinvestment Rates Lower than Plan

-    Full Year EPS Range = $2.00 - $2.25

     -    1Q'01 = $ .29 Assuming $0 Venture Capital

[MONY LOGO]

THE MONY OPPORTUNITY
--------------------------------------------------------------------------------

- Three Strong Business Segments Supported by Diverse Distribution, and a Strong Balance Sheet Position MONY to Address the Challenging Economic Environment

-    MONY is Leveraging Profitable Business Units with Strong Growth Prospects

- At Current Stock Price Levels, MONY Represents an Attractive Value when compared to Book Value



[MONY LOGO]

                                    SAM FOTI
                     PRESIDENT AND CHIEF OPERATING OFFICER
--------------------------------------------------------------------------------

MANUFACTURING
--------------------------------------------------------------------------------

MONY: 1998
----------

-    MONY Life Insurance Co.

-    MLOA

-    MONY Securities

-    Enterprise (14 funds)

THE MONY GROUP: 2001
--------------------

-    MONY Life Insurance Co.

-    MLOA

-    MONY Securities

-    Enterprise (27 funds)

-    The Advest Group

-    Matrix Capital Markets Group

-    U.S. Financial Life

-    Trusted Advisors


[MONY LOGO]

DISTRIBUTION
--------------------------------------------------------------------------------

MONY: 1998

-    MONY's Career Agency System

-    Broker - Dealers

-    COLI Brokers

THE MONY GROUP:  2001

-    MONY's Career Agency System

-    Broker - Dealers

-    COLI Brokers

-    Advest Financial Advisors

-    Insurance Brokers

-    Brokerage General Agencies

-    Accountants/CPA's

[MONY LOGO]

INCOME BY SEGMENT
--------------------------------------------------------------------------------

[BAR CHART]

OTHER   RETAIL BROKERAGE     ACCUMULATION   PROTECTION
-11%             13%             33%             65%


Advest will be reported in the Retail Brokerage and Investment Banking segment in 2001.



-    PROTECTION

     -    $94 billion of in-force - 12/31/2000

     -    Predictable earnings stream

     -    Repriced portfolio: ROE 10-13%

     -    10% annualized growth goal

-    ACCUMULATION

     -    $9.9 billion in AUM - 12/31/2000

     -    Fee-based income opportunity

     -    Repriced portfolio: ROE 18-20%

     -    14% annualized growth goal

-    RETAIL BROKERAGE AND INVESTMENT BANKING

     -    Advest - $30 B Client Assets

     -    MSC, Matrix

-    OTHER

     -    Life Brokerage

     -    Debt Service



[MONY LOGO]

REVENUE GROWTH
--------------------------------------------------------------------------------

PROTECTION - FIRST YEAR ANNUALIZED & SINGLE PREMIUMS

[BAR CHART]


                                                                     $(MILLIONS)


                         1998    1999    2000     2001P
Career Agency System    86.4    101.2    97.2      105
US Financial Life        0.0     26.5    42.0       35
All Others              84.4    66.6    126.8      195
MONY Independent Network                            15
------------------------------------------------------
                       170.8   194.3    266.0    350.0


[MONY LOGO]

REVENUE GROWTH
--------------------------------------------------------------------------------

ACCUMULATION - ASSETS RAISED

[BAR CHART]


                                                                     $(MILLIONS)

                                            1998    1999    2000    2001P
CAREER AGENCY SYSTEM - VARIABLE ANNUITIES   612      423     421     525
CAREER AGENCY SYSTEM - MUTUAL FUNDS         544      636     615     725
WIREHOUSES, ADVEST, TRUSTED ADVISORS        751    1,198   1,438   1,300*
                                          -----    -----   -----   -----
                                          1,907    2,257   2,474   2,500


*INCLUDES $1.1 BILLION FROM ENTERPRISE WIREHOUSES AND $100 MILLION EACH FROM
 ADVEST AND TRUSTED ADVISORS



[MONY LOGO]

ACCUMULATION ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------

[BAR CHART]





                                   1996     1997     1998     1999     2000      2001E                 2001E
INDIVIDUAL FIXED ANNUITIES          1.3     1.1       0.9      0.8      0.7      0.7                    0.7
INDIVIDUAL VARIABLE ANNUITIES       3.1     4.3       4.8      4.9      4.4      4.4                    4.6
MUTUAL FUNDS                        1.0     1.7       3.0      4.8      4.8      4.9                    5.9
                                    ---     ---       ---      ---      ---      ---                    ---
                                    5.4     7.1       8.7     10.5      9.9      10.0   [$2.00 EPS]    11.3   [$2.25 EPS]

[MONY LOGO]

DISTRIBUTION AND MANUFACTURING GROWTH SINCE 1999
--------------------------------------------------------------------------------

-    ADVEST

     500 Financial Advisors, Fixed Income, Trust/Custody

-    U.S. FINANCIAL LIFE

     Repriced Product Portfolio, 230 Brokerage General Agencies

-    TRUSTED ADVISORS

     Broker/Dealer Serving 470 Accountants/CPAs

-    MATRIX CAPITAL MARKETS GROUP

     Middle Market Transaction Services

-    MONY INDEPENDENT NETWORK

     Variable Products Brokerage

[MONY LOGO]

                                RICHARD DADDARIO
                          EXECUTIVE VICE PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
--------------------------------------------------------------------------------

CRITICAL ASSUMPTIONS IN $2.25 EPS PLAN
--------------------------------------------------------------------------------

-    Sales

     -    $350 million - Protection

     -    $2.5 billion - Accumulation

-    15% Return on Venture Capital ($40 million)

-    8% Appreciation in Equity Markets

-    Mortality at Historical Levels

-    Group Pension Profit Formula $28 Million

-    Closed Block Glide Path $39 Million

- Plan Assumes $38 million Advest Earnings before Tax, Goodwill Amortization, Broker Retention and Debt


[MONY LOGO]

SOURCES OF PRE-TAX OPERATING INCOME
--------------------------------------------------------------------------------

$ MILLIONS (EXCEPT EPS)                              2000           2001P
TOTAL PROTECTION                                      116          112 - 114
ACCUMULATION                                           68          51 - 60
RETAIL BROKERAGE                                       -3          19 - 25
OTHER *                                                -8          -22 - -21
-------------------------------------------------------------------------------
PRE-TAX                                               173          160 - 178
EXCESS PENSION PROFIT FORMULA CAPITAL GAINS            -1
EXCESS VC                                             180
-------------------------------------------------------------------------------
TOTAL OPERATING INCOME                                352          160 - 178
FEDERAL INCOME TAXES                                  119          56 - 61
-------------------------------------------------------------------------------
OPERATING INCOME AFTER FIT                            233          104 - 117
EPS CORE                                            $2.46          $2.00  $2.25
EPS EXCLUDING GOODWILL                              $2.46          $2.14  $2.39
EPS OPERATING                                       $4.88          $2.00  $2.25


* 2000 INCLUDES RECLASSIFICATION TO RETAIL BROKERAGE SEGMENT

[MONY LOGO]

2001 OPERATING EARNINGS
--------------------------------------------------------------------------------

                                             1st Qtr.    Balance       Total
                                             --------    -------       -----
Operating Income X-VC                     $   0.39      $   1.36      $   1.75
Venture Capital                           $     --      $   0.50      $   0.50
------------------------------------------------------------------------------
Core Plan                                 $   0.39      $   1.86      $   2.25
Impact of Equity Markets                  $  (0.10)     $  (0.15)     $  (0.25)
------------------------------------------------------------------------------
Estimate                                  $   0.29      $   1.71      $   2.00



[MONY LOGO]

VENTURE CAPITAL BY QUARTER
--------------------------------------------------------------------------------

[BAR CHART]

1Q98     2Q98   3Q98   4Q98     1Q99    2Q99    3Q99    4Q99     1Q00    2Q00    3Q00     4Q00    1Q01   2Q01    3Q01   4Q01
----     ----   ----   ----     ----    ----    ----    ----     ----    ----    ----     ----    ----   ----    ----   ----
9.2      9.7    24.6     6      12.8    19.12    38      119     165.8    44      49      -22.6   0       10      10     20




[MONY LOGO]

CAPITALIZATION
--------------------------------------------------------------------------------

                                      DECEMBER 31         DECEMBER 31
                                         2000               2000
                                                          PROFORMA
TOTAL LONG TERM DEBT                      $571               $600
STOCKHOLDERS EQUITY (EXCL ACI)          $2,026             $2,155
CAPITALIZATION                          $2,597             $2,755
LONG TERM DEBT/CAPITAL                     22%                22%
WEIGHTED SHARES OUTSTANDING              46.2M              50.1M
DILUTIVE SECURITIES                       2.4M               2.4M
DILUTED SHARES OUTSTANDING               48.6M              52.5M




[MONY LOGO]

STRONG CAPITAL POSITION
--------------------------------------------------------------------------------
-    Strong Balance Sheet

-    To Facilitate Strategic Acquisitions

-    Share Repurchases




                              RBC RATIO (MONY LIFE)
                                   [BAR CHART]

        1996     1997     1998     1999    2000
        ----     ----     ----     ----    ----
        187%      218%     267%     294%    300%    [$400 M EXCESS CAPITAL]



TARGET
225%

[MONY LOGO]

                                 MICHAEL I. ROTH
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
--------------------------------------------------------------------------------

GROWTH IN ROE
--------------------------------------------------------------------------------


                                               Current Core InForce
 Revenue & Cost
   Management                                Growth In Core Franchise

                                         Improved Operating Efficiencies



   Capital                                Deploy Excess Capital of $400 M
  Management
                                                  Share Repurchase









[MONY LOGO]

SHARE REPURCHASE PROGRAM
--------------------------------------------------------------------------------

-    Existing Authorization for Repurchase of up to 2.4 Million Shares

     -    1.1 Million Repurchased to Date

     -    Average Price $30 per Share

-    "In the Market" for Repurchase of Remaining Authorization

-    Impact

     -    Deploy $50 Million of Equity

     -    $.02 EPS Accretion


[MONY LOGO]

MANAGEMENT ACQUISITION OF STOCK
--------------------------------------------------------------------------------

-    Senior Officers Permitted to make Open-Market Purchases as of November 2000

- Board Issued Recommendations Concerning Stock Ownership at January 2001 Board Meeting

- To Date - Senior Officers and Directors have Purchased a Total of 150,000 Shares of MNY

     -    Market Value = $5.5 Million

-    Senior Management Stock Options - Majority Priced at $30.50

[MONY LOGO]

THE MONY OPPORTUNITY
--------------------------------------------------------------------------------

- Three Strong Business Segments Supported by Diverse Distribution, and a Strong Balance Sheet Position MONY to Address the Challenging Economic Environment

-    MONY is Leveraging Profitable Business Units with Strong Growth Prospects

- At Current Stock Price Levels, MONY Represents an Attractive Value when compared to Book Value


[MONY LOGO]

[MNY GRAPHIC]

THE MONY GROUP INC.

ANNUAL INVESTMENT COMMUNITY MEETING

"BLUEPRINT FOR SUCCESS"

                                                                  MARCH 19, 2001

[MONY LOGO]